UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

Current report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   May 14, 2004

DOTRONIX, INC.
(Exact name of registrant as specified in its charter)

Minnesota	0-9996	41-1387074

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

160 First Street S.E., New Brighton, Minnesota		55112-7894

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:   (651) 633-1742

Not Applicable
(Former name or former address, if changed since last report.)

Item 7.   Financial Statements and Exhibits.

(a)	Financial statements: None.

(b)	Pro forma financial information: None.

(c)	Exhibits:

99.1	Press Release dated May 14, 2004

Item 12.   Disclosure of Results of Operations and Financial Condition.

        On May 14, 2004, Dotronix, Inc. issued a press release announcing its third quarter fiscal 2004 financial results. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Report as if fully set forth herein.

The information in Item 12 of this Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1935, as amended (the “Exchange Act”), or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2004		Dotronix, Inc.
	By	/s/ Robert V. Kling

Robert V. Kling Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
May 14, 2004	0-9996

Dotronix, Inc.

EXHIBIT NO.	ITEM

99.1	Press release dated May 14, 2004.